SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : September 15, 1997


PRUDENTIAL SECURITIES SECURED FINANCING CORORATION, (as depositor under the Pooling and Servicing Agreement, dated June 18, 1997, which forms Irwin Home Equity Corporation Trust 1997-1, which will issue the Irwin Home Equity Corporation Trust 1997-1, Mortgage Pass-Through Certificates, Series 1997-1).

              Prudential Securities Secured Financing Corporation
             (Exact name of registrant as specified in its charter)


       Delaware                     333-27355                  13-3526694
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


One New York Plaza
New York, New York                                             10292
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 778-1000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 23
                                                 consecutively numbered pages.

Item 5.    Other Events.

     On September 15, 1997 and October 15, 1997 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1 and Exhibit 99.2. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibits are filed as part of this report:

                 Statement to Certificateholders on September 15, 1997 and October 15, 1997 filed as Exhibit 99.1 and 99.2 hereto.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CHASE MANHATTAN BANK
                                     not in its individual capacity but solely as Trustee for Irwin Home Equity Corporation Trust 1997-1



Date: January 30, 1998                By:  /s/ Regina Bergeland
                                        Chase Manhattan Bank
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                             Description of Exhibits         Page

        99.1             Monthly Certificateholder Statement on             6
                         September 15, 1997.

        99.2             Monthly Certificateholder Statement on             15
                         October 15, 1997.

                                  Exhibit 99.1

              Monthly Certificateholder Statement on September 15, 1997



Irwin Home Equity Corporation
Mortgage Pass-Through Certificate Series 1997-1
P & S Agreement Date:              June 1, 1997
Original Settlement Date:          June 18, 1997
                                                                  Group I (HELOCs) Group II (HELs)             Total
                                     Initial Balance Loans Delivered   $35,644,500.89 $29,264,967.26     $64,909,468.15
                                      Balance of Pre-Funded Loans      $19,352,768.10 $15,733,869.82     $35,086,637.92
                                             Total                     $54,997,268.99 $44,998,837.08     $99,996,106.07
====================================================================================================================================

Servicer Certificate (Page 1 of 5)

Distribution Date:                                                                                                          9/15/97

Servicer's Remittance Amount
                                                                                      Group I          Group II          Total
Interest Collections                                                                $575,214.22         $530,027.41  $1,105,241.63
------------------------------------------------------------------------------------------------------------------------------------
Principal Collections                                                              1,758,927.11         950,949.55    2,709,876.66
------------------------------------------------------------------------------------------------------------------------------------
Reimbursement of Prior Month's Periodic Advances                                    (206,726.98)          (7,114.52)   (213,841.50)
------------------------------------------------------------------------------------------------------------------------------------
Periodic Advances                                                                     216,186.42           9,835.80     226,022.22
------------------------------------------------------------------------------------------------------------------------------------
Compensating Interest                                                                       $0.00              $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
Insurance Proceeds                                                                          $0.00              $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
Loan Repurchase Price                                                                       $0.00              $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
Substitution Adjustment                                                                     $0.00              $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
Released Mortgage Property Proceeds                                                         $0.00              $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
Net Liquidation Proceeds                                                                    $0.00              $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
Pre-Funding Account Investment Earnings                                                     11.85               9.63          21.48
------------------------------------------------------------------------------------------------------------------------------------
Pre-Funding Principal in excess of Subsequent Receivables                                   $0.00              $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
                  less:
                        Servicing Fee                                                  $45,677.18         $37,766.92     $83,444.10
                        ------------------------------------------------------------------------------------------------------------

Servicer Remittance Amount:                                                           2,297,935.44       1,445,940.95  3,743,876.39
------------------------------------------------------------------------------------------------------------------------------------

Net Foreclosure Profits                                                                     $0.00              $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------

Capitalized Interest Deposit Amount                                                         $0.00              $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------



Distributions

Certificate Insurance Policy Premium Amount                                             $8,840.74          $7,309.73     $16,150.47
------------------------------------------------------------------------------------------------------------------------------------
                        Premium Percentage                                   0.20%
                        -----------------------------------------------------------

Trustee's Fee                                                                             $228.39            $188.83        $417.22
------------------------------------------------------------------------------------------------------------------------------------
                        Trustee Fee Percentage                              0.005%
                        -----------------------------------------------------------

Class A-1 Interest Distribution Amount                                                $269,381.18                       $269,381.18
------------------------------------------------------------------------------------------------------------------------------------
                        Class A-1 Certificate Rate                         5.8975%
                        -----------------------------------------------------------
LIBOR                                                                      5.6875%
-----------------------------------------------------------------------------------
Class A-2 Interest Distribution Amount                                                                   $174,092.54    $174,092.54
------------------------------------------------------------------------------------------------------------------------------------
                        Class A-2 Certificate Rate                         6.7700%
                        -----------------------------------------------------------
Class A-3 Interest Distribution Amount                                                                    $78,595.83     $78,595.83
------------------------------------------------------------------------------------------------------------------------------------
                        Class A-3 Certificate Rate                         7.2550%
                        -----------------------------------------------------------
Total Interest Distribution                                                           $269,381.18        $252,688.38    $522,069.56
------------------------------------------------------------------------------------------------------------------------------------

Class A-1 Principal Distribution Amount                                             $1,758,927.11                     $1,758,927.11
------------------------------------------------------------------------------------------------------------------------------------
Class A-2 Principal Distribution Amount                                                                            $    $950,949.55
                                                                                                          950,949.55
------------------------------------------------------------------------------------------------------------------------------------
Class A-3 Principal Distribution Amount                                                                        $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
Total Principal Distribution                                                        $1,758,927.11        $950,949.55  $2,709,876.66
------------------------------------------------------------------------------------------------------------------------------------

Certificate Insurer Reimbursement Amount                                                    $0.00              $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
Reserve Account Deposit Amount                                                              $0.00              $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
Class R Certificate Distribution Amount                                                         $                  $    $495,362.48
                                                                                       260,558.02         234,804.46
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                                             $                  $  $3,743,876.39
                                                                                     2,297,935.44       1,445,940.95
------------------------------------------------------------------------------------------------------------------------------------

Servicing Fees Distributed                                                             $45,677.18         $37,766.92     $83,444.10
------------------------------------------------------------------------------------------------------------------------------------
Additional Certificate Allocation                                                               $                        $21,247.11
                                                                                        21,247.11
------------------------------------------------------------------------------------------------------------------------------------
Liquidation Loan Loss Amount                                                                $0.00              $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------

Servicer Certificate (Page 2 of  5)

Distribution Date:                                                                                                          9/15/97

Delinquency & REO Status

                                             Group I                        Group II                           Total
Delinquent 30-59 days*
          No. of                             0.00%             10            0.30%              4              0.51%             14
Accounts
------------------------------------------------------------------------------------------------------------------------------------
          Trust                              0.72%    $377,214.46            0.34%    $144,447.37              0.55%    $521,661.83
Balances
------------------------------------------------------------------------------------------------------------------------------------

Delinquent 60-89 days*
          No. of                             0.07%              1            0.00%              0              0.04%              1
Accounts
------------------------------------------------------------------------------------------------------------------------------------
          Trust                              0.05%     $25,500.00            0.00%          $0.00              0.03%     $25,500.00
Balances
------------------------------------------------------------------------------------------------------------------------------------

Delinquent 90+ days*
          No. of                             0.07%              1            0.00%              0              0.04%              1
Accounts
------------------------------------------------------------------------------------------------------------------------------------
          Trust                              0.09%     $45,000.00            0.00%          $0.00              0.05%     $45,000.00
Balances
------------------------------------------------------------------------------------------------------------------------------------

*Delinquency Amount is all Active Accounts including REO, Foreclosed, and Bankrupt Accounts

REO
          No. of                             0.00%              0            0.00%              0              0.00%              0
Accounts
------------------------------------------------------------------------------------------------------------------------------------
          Trust                              0.00%          $0.00            0.00%          $0.00              0.00%          $0.00
Balances
------------------------------------------------------------------------------------------------------------------------------------
                    Delinquent 30-59 Days:
                        No. of               0.00%              0            0.00%              0              0.00%              0
                        Accounts
                        ------------------------------------------------------------------------------------------------------------
                        Trust                0.00%          $0.00            0.00%          $0.00              0.00%          $0.00
                        Balances
                        ------------------------------------------------------------------------------------------------------------
                    Delinquent 60-89 Days:
                        No. of               0.00%              0            0.00%              0              0.00%              0
                        Accounts
                        ------------------------------------------------------------------------------------------------------------
                        Trust                0.00%          $0.00            0.00%          $0.00              0.00%          $0.00
                        Balances
                        ------------------------------------------------------------------------------------------------------------
                    Delinquent 90+ Days:
                        No. of               0.00%              0            0.00%          $0.00              0.00%              0
                        Accounts
                        ------------------------------------------------------------------------------------------------------------
                        Trust                0.00%          $0.00            0.00%          $0.00              0.00%          $0.00
                        Balances
                        ------------------------------------------------------------------------------------------------------------



Foreclosed
          No. of                             0.07%              1            0.00%              0              0.04%              1
Accounts
------------------------------------------------------------------------------------------------------------------------------------
          Trust                              0.09%     $45,000.00            0.00%          $0.00              0.05%     $45,000.00
Balances
------------------------------------------------------------------------------------------------------------------------------------
                    Delinquent 30-59 Days:
                        No. of               0.00%              0            0.00%              0              0.00%              0
                        Accounts
                        ------------------------------------------------------------------------------------------------------------
                        Trust                0.00%          $0.00            0.00%          $0.00              0.00%          $0.00
                        Balances
                        ------------------------------------------------------------------------------------------------------------
                    Delinquent 60-89 Days:
                        No. of               0.00%              0            0.00%              0              0.00%              0
                        Accounts
                        ------------------------------------------------------------------------------------------------------------
                        Trust                0.00%          $0.00            0.00%          $0.00              0.00%          $0.00
                        Balances
                        ------------------------------------------------------------------------------------------------------------
                    Delinquent 90+ Days:
                        No. of             100.00%              1            0.00%              0            100.00%              1
                        Accounts
                        ------------------------------------------------------------------------------------------------------------
                        Trust              100.00%     $45,000.00            0.00%          $0.00            100.00%     $45,000.00
                        Balances
                        ------------------------------------------------------------------------------------------------------------

Bankruptcy
          No. of                             0.00%              0            0.22%              3              0.11%              3
Accounts
------------------------------------------------------------------------------------------------------------------------------------
          Trust                              0.00%          $0.00            0.18%     $78,892.78              0.08%     $78,892.78
Balances
------------------------------------------------------------------------------------------------------------------------------------
                    Delinquent 30-59 Days:
                        No. of               0.00%              0            0.00%              0              0.00%              0
                        Accounts
                        ------------------------------------------------------------------------------------------------------------
                        Trust                0.00%          $0.00            0.00%          $0.00              0.00%          $0.00
                        Balances
                        ------------------------------------------------------------------------------------------------------------
                    Delinquent 60-89 Days:
                        No. of               0.00%              0            0.00%              0              0.00%              0
                        Accounts
                        ------------------------------------------------------------------------------------------------------------
                        Trust                0.00%          $0.00            0.00%          $0.00              0.00%          $0.00
                        Balances
                        ------------------------------------------------------------------------------------------------------------
                    Delinquent 90+ Days:
                        No. of               0.00%              0            0.00%              0              0.00%              0
                        Accounts
                        ------------------------------------------------------------------------------------------------------------
                        Trust                0.00%          $0.00            0.00%          $0.00              0.00%          $0.00
                        Balances
                        ------------------------------------------------------------------------------------------------------------


Servicer Certificate (Page 3 of  5)

Distribution Date:                                                                                                          9/15/97


                                                   Group I                         Group II                             Total
Beginning Trust Balance                            $53,044,469.83                  $43,858,353.05                    $96,902,822.88
------------------------------------------------------------------------------------------------------------------------------------
Ending Trust Balance                               $51,285,542.72                  $42,907,403.50                    $94,192,946.22
------------------------------------------------------------------------------------------------------------------------------------

Beginning Additional Balance                          $707,058.96                                                       $707,058.96
------------------------------------------------------------------------------------------------------------------------------------
Ending Additional Balance                           $1,042,593.34                                                     $1,042,593.34
------------------------------------------------------------------------------------------------------------------------------------

Beginning Total Balance                            $53,751,528.79                  $43,858,353.05                    $97,609,881.84
------------------------------------------------------------------------------------------------------------------------------------
Ending Total Balance                               $52,328,136.06                  $42,907,403.50                    $95,235,539.56
------------------------------------------------------------------------------------------------------------------------------------

Beginning Number of Accounts                                 1452                            1366                              2818
------------------------------------------------------------------------------------------------------------------------------------
Ending Number of Accounts                                    1423                            1345                              2768
------------------------------------------------------------------------------------------------------------------------------------

Weighted Average Mortgage Interest Rate:                  12.895%                         14.276%
--------------------------------------------------------------------------------------------------
Net Weighted Average Mortgage Interest Rate:              11.645%                         13.026%
--------------------------------------------------------------------------------------------------
Weighted Average Term to Stated Maturity:
                                                           233.56                          126.79
--------------------------------------------------------------------------------------------------
Book Value of REO Property                                  $0.00                           $0.00                             $0.00
------------------------------------------------------------------------------------------------------------------------------------

Reserve Account (as of Closing)

Beginning Reserve Account Balance                                                                                     $8,325,000.00
------------------------------------------------------------------------------------------------------------------------------------
                        Letter of Credit                                                               $8,200,000.00
                        ---------------------------------------------------------------------------------------------
                        Cash                                                                             $125,000.00
                        ---------------------------------------------------------------------------------------------
                        Investment Earnings                                                                                 $562.08
                        ------------------------------------------------------------------------------------------------------------

Required Reserve Account Level                                                                                        $8,325,000.00
------------------------------------------------------------------------------------------------------------------------------------
                        Group I Req'd Reserve Amount (9.0% of Group I Original Balance)                $4,950,000.00
                        ---------------------------------------------------------------------------------------------
                        Group II Req'd Reserve Amount (7.5% of Group II Original Balance)              $3,375,000.00
                        ---------------------------------------------------------------------------------------------

Available Funds Excess
                                                                                                                       $ 495,362.48
------------------------------------------------------------------------------------------------------------------------------------
                        Group I Excess
                                                                                                          260,558.01
                        ---------------------------------------------------------------------------------------------
                        Group II Excess
                                                                                                          234,804.47
                        ---------------------------------------------------------------------------------------------

Application of Available Funds Excess to Reserve Account                                                                      $0.00
------------------------------------------------------------------------------------------------------------------------------------

Reserve Account Balance Prior to Release of Excess                                                                    $8,325,000.00
------------------------------------------------------------------------------------------------------------------------------------

Amount Released from Reserve Account due to Excess                                                                            $0.00
------------------------------------------------------------------------------------------------------------------------------------

Ending Reserve Account Balance                                                                                        $8,325,000.00
------------------------------------------------------------------------------------------------------------------------------------
                        Letter of Credit                                                               $8,200,000.00
                        ---------------------------------------------------------------------------------------------
                        Cash                                                                             $125,000.00
                        ---------------------------------------------------------------------------------------------


Servicer Certificate (Page 4 of  5)

Distribution Date:                                                                                                          9/15/97

Insurance Policy Amounts

                        Group I Insurance Policy Amounts
                                     Class A-1/Group I Credit Enhancement Distribution Amount                                 $0.00
                                     -----------------------------------------------------------------------------------------------
                                     Class A-1/Group I Deficiency Amount                                                      $0.00
                                     -----------------------------------------------------------------------------------------------
                                     Class A-1/Group I Insured Payment                                                        $0.00
                                     -----------------------------------------------------------------------------------------------
                                     Group I Available Amount                                                         $2,523,670.78
                                     -----------------------------------------------------------------------------------------------
                                     Group I Formula Distribution Amount                                              $2,028,308.29
                                     -----------------------------------------------------------------------------------------------
                                     Amount to be withdrawn from the Reserve Account per 6.4(d) of P&S                        $0.00
                                     -----------------------------------------------------------------------------------------------

                        Group II Insurance Policy Amounts
                                     Group II Credit Enhancement Distribution Amount                                          $0.00
                                     -----------------------------------------------------------------------------------------------
                                     Group II Deficiency Amount                                                               $0.00
                                     -----------------------------------------------------------------------------------------------
                                     Group II Insured Payment                                                                 $0.00
                                     -----------------------------------------------------------------------------------------------
                                     Group II Available Amount                                                        $1,699,000.41
                                     -----------------------------------------------------------------------------------------------
                                     Group II Formula Distribution Amount                                             $1,203,637.92
                                     -----------------------------------------------------------------------------------------------
                                                   Class A-2 Formula Distribution Amount               $1,125,042.09
                                                   ------------------------------------------------------------------
                                                   Class A-3 Formula Distribution Amount                  $78,595.83
                                                   ------------------------------------------------------------------
                                     Amount to be withdrawn from the Reserve Account per 6.4(d) of P&S                        $0.00
                                     -----------------------------------------------------------------------------------------------

Investor Information
(As per $1,000.00 of Original Principal Amount)

Class A-1 Certificates
                        Total Distribution                                                                               $36.878333
                        ------------------------------------------------------------------------------------------------------------
                        Amount of Principal                                                                              $31.980493
                        ------------------------------------------------------------------------------------------------------------
                        Amount of Prepayments Included in Above Amount                                                   $24.649714
                        ------------------------------------------------------------------------------------------------------------
                        Amount of Interest                                                                                $4.897840
                        ------------------------------------------------------------------------------------------------------------
                        Class A-1 Pool Factor                                                                           932.4644131
                        ------------------------------------------------------------------------------------------------------------

Beginning Class A-1 Certificate Principal Balance                                                                    $53,044,469.83
------------------------------------------------------------------------------------------------------------------------------------
Ending Class A-1 Certificate Principal Balance                                                                       $51,285,542.72
------------------------------------------------------------------------------------------------------------------------------------

Class A-2 Certificates
                        Total Distribution                                                                               $36.458267
                        ------------------------------------------------------------------------------------------------------------
                        Amount of Principal                                                                              $30.816601
                        ------------------------------------------------------------------------------------------------------------
                        Amount of Prepayments Included in Above Amount                                                   $22.911653
                        ------------------------------------------------------------------------------------------------------------
                        Amount of Interest                                                                                $5.641667
                        ------------------------------------------------------------------------------------------------------------
                        Class A-2 Pool Factor                                                                           934.6063594
                        ------------------------------------------------------------------------------------------------------------

Beginning Class A-2 Certificate Principal Balance                                                                    $30,858,353.05
------------------------------------------------------------------------------------------------------------------------------------
Ending Class A-2 Certificate Principal Balance                                                                       $29,907,403.50
------------------------------------------------------------------------------------------------------------------------------------



Class A-3 Certificates
                        Total Distribution                                                                                $6.045833
                        ------------------------------------------------------------------------------------------------------------
                        Amount of Principal                                                                               $0.000000
                        ------------------------------------------------------------------------------------------------------------
                        Amount of Prepayments Included in Above Amount                                                    $0.000000
                        ------------------------------------------------------------------------------------------------------------
                        Amount of Interest                                                                                $6.045833
                        ------------------------------------------------------------------------------------------------------------
                        Class A-3 Pool Factor                                                                          1000.0000000
                        ------------------------------------------------------------------------------------------------------------

Beginning Class A-3 Certificate Principal Balance                                                                    $13,000,000.00
------------------------------------------------------------------------------------------------------------------------------------
Ending Class A-3 Certificate Principal Balance                                                                       $13,000,000.00
------------------------------------------------------------------------------------------------------------------------------------


Servicer Certificate (Page 5 of  5)

Distribution Date:                                                                                                          9/15/97


Capitalized Interest Account
                                                                                      Group I          Group II          Total
CIA Balance, last day of the preceding Collection Period (Letter of Credit)                 $0.00              $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
Capitalized Interest deposit amount transferred to Certificate Account on                   $0.00              $0.00          $0.00
remittance date
------------------------------------------------------------------------------------------------------------------------------------
Ending Balance in the Capitalized Interest Account                                          $0.00              $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------



Pre-Funding Account
                                                                                      Group I          Group II          Total
Pre-Funding Account Balance, last day of the preceding Collection Period,                   $0.00              $0.00          $0.00
including earnings
------------------------------------------------------------------------------------------------------------------------------------
Earnings on Eligible investments, preceding Collection Period, transferred to              $11.85              $9.63         $21.48
Certificate Account
------------------------------------------------------------------------------------------------------------------------------------
Withdrawals of Principal made on the most recent Subsequent Transfer Date                   $0.00              $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------
Pre-Funding principal in excess of Subsequent Receivables transferred to                    $0.00              $0.00          $0.00
Certificate Account
------------------------------------------------------------------------------------------------------------------------------------
Ending Balance in the Pre-Funding Account                                                   $0.00              $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------




                                  Exhibit 99.2

              Monthly Certificateholder Statement on October 15, 1997

-----------------------------------------------------------------------------------------------------------------------------------
Irwin Home Equity Corporation

Mortgage Pass-Through Certificate Series 1997-1
P & S Agreement Date:June 1, 1997
Original Settlement Date:June 18, 1997
                                                                 Group I (HELOCs)     Group II (HELs)              Total
                                              Initial Balance      $35,644,500.89      $29,264,967.26     $64,909,468.15
                                              Loans Delivered
                                                   Balance of      $19,352,768.10      $15,733,869.82     $35,086,637.92
                                             Pre-Funded Loans
                                                        Total      $54,997,268.99      $44,998,837.08     $99,996,106.07
===================================================================================================================================

Servicer Certificate (Page 1 of 5)

Distribution Date:                                                                                                        10/15/97

Servicer's Remittance Amount
                                                                             Group I          Group II             Total
Interest Collections                                                          556,079.19          500,416.34       1,056,495.53
--------------------------------------------------------------------------------------------------------------------------------
Principal Collections                                                        1,297,099.98        1,170,805.81       2,467,905.79
--------------------------------------------------------------------------------------------------------------------------------
Reimbursement of Prior Month's Periodic Advances                              (216,186.42)          (9,835.80)      (226,022.22)
--------------------------------------------------------------------------------------------------------------------------------
Periodic Advances                                                              244,658.11           10,113.68        254,771.79
--------------------------------------------------------------------------------------------------------------------------------
Compensating Interest                                                              $0.00               $0.00              $0.00
--------------------------------------------------------------------------------------------------------------------------------
Insurance Proceeds                                                                 $0.00               $0.00              $0.00
--------------------------------------------------------------------------------------------------------------------------------
Loan Repurchase Price                                                              $0.00               $0.00              $0.00
--------------------------------------------------------------------------------------------------------------------------------
Substitution Adjustment                                                            $0.00               $0.00              $0.00
--------------------------------------------------------------------------------------------------------------------------------
Released Mortgage Property Proceeds                                                $0.00               $0.00              $0.00
--------------------------------------------------------------------------------------------------------------------------------
Net Liquidation Proceeds                                                           $0.00               $0.00              $0.00
--------------------------------------------------------------------------------------------------------------------------------
Pre-Funding Account Investment Earnings                                            $0.00               $0.00              $0.00
--------------------------------------------------------------------------------------------------------------------------------
Pre-Funding Principal in excess of Subsequent Receivables                          $0.00               $0.00              $0.00
--------------------------------------------------------------------------------------------------------------------------------
                  less:
                        Servicing Fee                                         $42,737.95          $35,756.17         $78,494.12
                        --------------------------------------------------------------------------------------------------------

Servicer Remittance Amount:                                                   1,838,912.91         $1,635,743.86   $3,474,656.77
--------------------------------------------------------------------------------------------------------------------------------

Net Foreclosure Profits                                                            $0.00               $0.00              $0.00
--------------------------------------------------------------------------------------------------------------------------------

Capitalized Interest Deposit Amount                                                $0.00               $0.00              $0.00
--------------------------------------------------------------------------------------------------------------------------------



Distributions

Certificate Insurance Policy Premium Amount                                    $8,547.59           $7,151.23         $15,698.82
--------------------------------------------------------------------------------------------------------------------------------
                        Premium Percentage                          0.20%
                        --------------------------------------------------

Trustee's Fee                                                                    $213.69             $178.78            $392.47
--------------------------------------------------------------------------------------------------------------------------------
                        Trustee Fee Percentage                     0.005%
                        --------------------------------------------------

Class A-1 Interest Distribution Amount                                       $252,047.07                            $252,047.07
--------------------------------------------------------------------------------------------------------------------------------
                        Class A-1 Certificate Rate                5.8975%
                        --------------------------------------------------
LIBOR                                                             5.6875%
--------------------------------------------------------------------------
Class A-2 Interest Distribution Amount                                                           $168,727.60        $168,727.60
--------------------------------------------------------------------------------------------------------------------------------
                        Class A-2 Certificate Rate                6.7700%
                        --------------------------------------------------
Class A-3 Interest Distribution Amount                                                            $78,595.83         $78,595.83
--------------------------------------------------------------------------------------------------------------------------------
                        Class A-3 Certificate Rate                7.2550%
                        --------------------------------------------------
Total Interest Distribution                                                  $252,047.07         $247,323.43        $499,370.50
--------------------------------------------------------------------------------------------------------------------------------

Class A-1 Principal Distribution Amount                                    $1,297,099.98                          $1,297,099.98
--------------------------------------------------------------------------------------------------------------------------------
Class A-2 Principal Distribution Amount                                                         1,170,805.81      $1,170,805.81

--------------------------------------------------------------------------------------------------------------------------------
Class A-3 Principal Distribution Amount                                                                $0.00              $0.00
--------------------------------------------------------------------------------------------------------------------------------
Total Principal Distribution                                               $1,297,099.98       $1,170,805.81      $2,467,905.79
--------------------------------------------------------------------------------------------------------------------------------

Certificate Insurer Reimbursement Amount                                           $0.00               $0.00              $0.00
--------------------------------------------------------------------------------------------------------------------------------
Reserve Account Deposit Amount                                                     $0.00               $0.00              $0.00
--------------------------------------------------------------------------------------------------------------------------------
Class R Certificate Distribution Amount                                       281,004.58         $210,284.61        $491,289.19

--------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                         1,838,912.91        1,635,743.86     $3,474,656.77
--------------------------------------------------------------------------------------------------------------------------------

Servicing Fees Distributed                                                    $42,737.95          $35,756.17         $78,494.12
--------------------------------------------------------------------------------------------------------------------------------
Additional Certificate Allocation                                              134,317.91                           $134,317.91

--------------------------------------------------------------------------------------------------------------------------------
Liquidation Loan Loss Amount                                                       $0.00               $0.00              $0.00
--------------------------------------------------------------------------------------------------------------------------------


Servicer Certificate (Page 2 of  5)

Distribution Date:                                                                                                     10/15/97

Delinquency & REO Status

                                       Group I                           Group II                            Total
Delinquent 30-59 days*
          No. of                       0.43%                  6           0.46%              6         0.44%                 12
Accounts
--------------------------------------------------------------------------------------------------------------------------------
          Trust                        0.44%        $226,046.70           0.40%    $166,691.77         0.42%        $392,738.47
Balances
--------------------------------------------------------------------------------------------------------------------------------

Delinquent 60-89 days*
          No. of                       0.07%                  1           0.08%              1         0.07%                  2
Accounts
--------------------------------------------------------------------------------------------------------------------------------
          Trust                        0.05%         $22,865.53           0.11%     $45,000.00         0.07%         $67,865.53
Balances
--------------------------------------------------------------------------------------------------------------------------------

Delinquent 90+ days*
          No. of                       0.14%                  2           0.00%              0         0.07%                  2
Accounts
--------------------------------------------------------------------------------------------------------------------------------
          Trust                        0.14%         $70,500.00           0.00%          $0.00         0.08%         $70,500.00
Balances
--------------------------------------------------------------------------------------------------------------------------------

*Delinquency Amount is all Active Accounts including REO, Foreclosed, and Bankrupt Accounts

REO
          No. of                     0.00%                  0           0.00%              0           0.00%                  0
Accounts
--------------------------------------------------------------------------------------------------------------------------------
          Trust                      0.00%              $0.00           0.00%          $0.00           0.00%              $0.00
Balances
--------------------------------------------------------------------------------------------------------------------------------
         Delinquent 30-59 Days:
             No. of               0.00%                  0           0.00%              0               0.00%                  0
             Accounts
             --------------------------------------------------------------------------------------------------------------------
             Trust                0.00%              $0.00           0.00%          $0.00               0.00%              $0.00
             Balances
             --------------------------------------------------------------------------------------------------------------------
         Delinquent 60-89 Days:
             No. of               0.00%                  0           0.00%              0               0.00%                  0
             Accounts
             --------------------------------------------------------------------------------------------------------------------
             Trust                0.00%              $0.00           0.00%          $0.00               0.00%              $0.00
             Balances
             --------------------------------------------------------------------------------------------------------------------
         Delinquent 90+Days:
             No. of               0.00%                  0           0.00%          $0.00               0.00%                  0
             Accounts
             --------------------------------------------------------------------------------------------------------------------
             Trust                0.00%              $0.00           0.00%          $0.00               0.00%              $0.00
             Balances
             --------------------------------------------------------------------------------------------------------------------



Foreclosed
          No. of                0.14%                  2           0.00%              0               0.07%                  2
Accounts
-------------------------------------------------------------------------------------------------------------------------------
          Trust                 0.17%         $89,366.40           0.00%          $0.00               0.10%         $89,366.40
Balances
-------------------------------------------------------------------------------------------------------------------------------
       Delinquent 30-59 Days:
           No. of              50.00%                  1           0.00%              0              50.00%                  1
           Accounts
           --------------------------------------------------------------------------------------------------------------------
           Trust               49.65%         $44,366.40           0.00%          $0.00              49.65%         $44,366.40
           Balances
           --------------------------------------------------------------------------------------------------------------------
       Delinquent 60-89 Days:
           No. of               0.00%                  0           0.00%              0               0.00%                  0
           Accounts
           --------------------------------------------------------------------------------------------------------------------
           Trust                0.00%              $0.00           0.00%          $0.00               0.00%              $0.00
           Balances
           --------------------------------------------------------------------------------------------------------------------
       Delinquent 90+Days:
           No. of              50.00%                  1           0.00%              0              50.00%                  1
           Accounts
           --------------------------------------------------------------------------------------------------------------------
           Trust               50.35%         $45,000.00           0.00%          $0.00              50.35%         $45,000.00
           Balances
           --------------------------------------------------------------------------------------------------------------------

Bankruptcy
          No. of                0.14%                  2           0.30%              4               0.22%                  6
Accounts
-------------------------------------------------------------------------------------------------------------------------------
          Trust                 0.13%         $64,965.53           0.27%    $113,125.75               0.19%        $178,091.28
Balances
-------------------------------------------------------------------------------------------------------------------------------
     Delinquent 30-59 Days:
         No. of               0.00%                  0           0.00%              0               0.00%                  0
         Accounts
         --------------------------------------------------------------------------------------------------------------------
         Trust                0.00%              $0.00           0.00%          $0.00               0.00%              $0.00
         Balances
         --------------------------------------------------------------------------------------------------------------------
     Delinquent 60-89 Days:
         No. of              50.00%                  1           0.00%              0              16.67%                  1
         Accounts
         --------------------------------------------------------------------------------------------------------------------
         Trust               35.20%         $22,865.53           0.00%          $0.00              12.84%         $22,865.53
         Balances
         --------------------------------------------------------------------------------------------------------------------
     Delinquent 90+Days:
         No. of               0.00%                  0           0.00%              0               0.00%                  0
         Accounts
         --------------------------------------------------------------------------------------------------------------------
         Trust                0.00%              $0.00           0.00%          $0.00               0.00%              $0.00
         Balances
         --------------------------------------------------------------------------------------------------------------------


Servicer Certificate (Page 3 of  5)

Distribution Date:                                                                                                     10/15/97

                                                       Group I                    Group II                   Total
Beginning Trust Balance                                $51,285,542.72             $42,907,403.50              $94,192,946.22
-----------------------------------------------------------------------------------------------------------------------------
Ending Trust Balance                                   $49,988,442.74             $41,736,597.69              $91,725,040.43
-----------------------------------------------------------------------------------------------------------------------------

Beginning Additional Balance                            $1,042,593.34                                          $1,042,593.34
-----------------------------------------------------------------------------------------------------------------------------
Ending Additional Balance                               $1,342,872.70                                          $1,342,872.70
-----------------------------------------------------------------------------------------------------------------------------

Beginning Total Balance                                $52,328,136.06             $42,907,403.50              $95,235,539.56
-----------------------------------------------------------------------------------------------------------------------------
Ending Total Balance                                   $51,331,315.44             $41,736,597.69              $93,067,913.13
-----------------------------------------------------------------------------------------------------------------------------

Beginning Number of Accounts                                     1423                       1345                        2768
-----------------------------------------------------------------------------------------------------------------------------
Ending Number of Accounts                                        1397                       1314                        2711
-----------------------------------------------------------------------------------------------------------------------------

Weighted Average Mortgage Interest Rate:                      12.887%                    14.271%
-------------------------------------------------------------------------------------------------
Net Weighted Average Mortgage Interest Rate:                  11.637%                    13.021%
-------------------------------------------------------------------------------------------------
Weighted Average Term to Stated Maturity:
                                                               232.57                     125.79
-------------------------------------------------------------------------------------------------
Book Value of REO Property                                      $0.00                      $0.00                       $0.00
-----------------------------------------------------------------------------------------------------------------------------

Reserve Account (as of Closing)

Beginning Reserve Account Balance                                                                              $8,325,000.00
-----------------------------------------------------------------------------------------------------------------------------
                        Letter of Credit                                                               $8,200,000.00
                        ---------------------------------------------------------------------------------------------
                        Cash                                                                             $125,000.00
                        ---------------------------------------------------------------------------------------------
                        Investment Earnings                                                                           $543.12
                        ------------------------------------------------------------------------------------------------------

Required Reserve Account Level                                                                                      $8,325,000.00
----------------------------------------------------------------------------------------------------------------------------------
                        Group I Req'd Reserve Amount (9.0% of Group I Original Balance)          $4,950,000.00
                        ---------------------------------------------------------------------------------------
                        Group II Req'd Reserve Amount (7.5% of Group II Original Balance)        $3,375,000.00
                        ---------------------------------------------------------------------------------------

Available Funds Excess
                                                                                                                       491,289.17
----------------------------------------------------------------------------------------------------------------------------------
                        Group I Excess
                                                                                                    281,004.57
                        ---------------------------------------------------------------------------------------
                        Group II Excess
                                                                                                    210,284.60
                        ---------------------------------------------------------------------------------------

Application of Available Funds Excess to Reserve Account                                                                    $0.00
----------------------------------------------------------------------------------------------------------------------------------

Reserve Account Balance Prior to Release of Excess                                                                  $8,325,543.12
----------------------------------------------------------------------------------------------------------------------------------

Amount Released from Reserve Account due to Excess                                                                        $543.12
----------------------------------------------------------------------------------------------------------------------------------

Ending Reserve Account Balance                                                                                      $8,325,000.00
----------------------------------------------------------------------------------------------------------------------------------
                        Letter of Credit                                                         $8,200,000.00
                        ---------------------------------------------------------------------------------------
                        Cash                                                                       $125,000.00
                        ---------------------------------------------------------------------------------------


Servicer Certificate (Page 4 of  5)

Distribution Date:                                                                                                  10/15/97

Insurance Policy Amounts

      Group I Insurance Policy Amounts
                   Class A-1/Group I Credit Enhancement Distribution Amount                                         $0.00
                   -------------------------------------------------------------------------------------------------------
                   Class A-1/Group I Deficiency Amount                                                              $0.00
                   -------------------------------------------------------------------------------------------------------
                   Class A-1/Group I Insured Payment                                                                $0.00
                   -------------------------------------------------------------------------------------------------------
                   Group I Available Amount                                                                 $2,040,436.23
                   -------------------------------------------------------------------------------------------------------
                   Group I Formula Distribution Amount                                                      $1,549,147.05
                   -------------------------------------------------------------------------------------------------------
                   Amount to be withdrawn from the Reserve Account per 6.4(d) of P&S                                $0.00
                   -------------------------------------------------------------------------------------------------------

      Group II Insurance Policy Amounts
                   Group II Credit Enhancement Distribution Amount                                                  $0.00
                   -------------------------------------------------------------------------------------------------------
                   Group II Deficiency Amount                                                                       $0.00
                   -------------------------------------------------------------------------------------------------------
                   Group II Insured Payment                                                                         $0.00
                   -------------------------------------------------------------------------------------------------------
                   Group II Available Amount                                                                $1,909,418.42
                   -------------------------------------------------------------------------------------------------------
                   Group II Formula Distribution Amount                                                     $1,418,129.24
                   -------------------------------------------------------------------------------------------------------
                                 Class A-2 Formula Distribution Amount                   $1,339,533.41
                                 ----------------------------------------------------------------------
                                 Class A-3 Formula Distribution Amount                      $78,595.83
                                 ----------------------------------------------------------------------
                   Amount to be withdrawn from the Reserve Account per 6.4(d) of P&S                                $0.00
                   -------------------------------------------------------------------------------------------------------


Investor Information
(As per $1,000.00 of Original Principal Amount)

Class A-1 Certificates
                        Total Distribution                                                                      $28.166310
        --------------------------------------------------------------------------------------------------------------------
        Amount of Principal                                                                                      $23.583636
        --------------------------------------------------------------------------------------------------------------------
        Amount of Prepayments Included in Above Amount                                                           $15.228994
        --------------------------------------------------------------------------------------------------------------------
        Amount of Interest                                                                                        $4.582674
        --------------------------------------------------------------------------------------------------------------------
        Class A-1 Pool Factor                                                                                   908.8807771
        --------------------------------------------------------------------------------------------------------------------

Beginning Class A-1 Certificate Principal Balance                                                           $51,285,542.72
---------------------------------------------------------------------------------------------------------------------------
Ending Class A-1 Certificate Principal Balance                                                              $49,988,442.74
---------------------------------------------------------------------------------------------------------------------------

Class A-2 Certificates
      Total Distribution                                                                                       $41.860419
      --------------------------------------------------------------------------------------------------------------------
      Amount of Principal                                                                                      $36.587682
      --------------------------------------------------------------------------------------------------------------------
      Amount of Prepayments Included in Above Amount                                                           $28.289594
      --------------------------------------------------------------------------------------------------------------------
      Amount of Interest                                                                                        $5.272738
      --------------------------------------------------------------------------------------------------------------------
      Class A-2 Pool Factor                                                                                   898.0186778
      --------------------------------------------------------------------------------------------------------------------

Beginning Class A-2 Certificate Principal Balance                                                          $29,907,403.50
--------------------------------------------------------------------------------------------------------------------------
Ending Class A-2 Certificate Principal Balance                                                             $28,736,597.69
--------------------------------------------------------------------------------------------------------------------------



Class A-3 Certificates
       Total Distribution                                                                                        $6.045833
       --------------------------------------------------------------------------------------------------------------------
       Amount of Principal                                                                                       $0.000000
       --------------------------------------------------------------------------------------------------------------------
       Amount of Prepayments Included in Above Amount                                                            $0.000000
       --------------------------------------------------------------------------------------------------------------------
       Amount of Interest                                                                                        $6.045833
       --------------------------------------------------------------------------------------------------------------------
       Class A-3 Pool Factor                                                                                  1000.0000000
       --------------------------------------------------------------------------------------------------------------------

Beginning Class A-3 Certificate Principal Balance                                                         $13,000,000.00
-------------------------------------------------------------------------------------------------------------------------
Ending Class A-3 Certificate Principal Balance                                                            $13,000,000.00
-------------------------------------------------------------------------------------------------------------------------


Servicer Certificate (Page 5 of  5)

Distribution Date:                                                                                              10/15/97


Capitalized Interest Account
                                                                                     Group I          Group II             Total
CIA Balance, last day of the preceding Collection Period (Letter of Credit)          $0.00               $0.00              $0.00
----------------------------------------------------------------------------------------------------------------------------------
Capitalized Interest deposit amount transferred to Certificate Account
 on remittance date                                                                  $0.00               $0.00              $0.00
----------------------------------------------------------------------------------------------------------------------------------
Ending Balance in the Capitalized Interest Account                                   $0.00               $0.00              $0.00
----------------------------------------------------------------------------------------------------------------------------------



Pre-Funding Account
                                                                                         Group I      Group II       Total
Pre-Funding Account Balance, last day of the preceding Collection Period, including        $0.00           $0.00        $0.00
earnings
------------------------------------------------------------------------------------------------------------------------------
Earnings on Eligible investments, preceding Collection Period, transferred to              $0.00           $0.00        $0.00
Certificate Account
------------------------------------------------------------------------------------------------------------------------------
Withdrawals of Principal made on the most recent Subsequent Transfer Date                  $0.00           $0.00        $0.00
------------------------------------------------------------------------------------------------------------------------------
Pre-Funding principal in excess of Subsequent Receivables transferred to Certificate       $0.00           $0.00        $0.00
Account
------------------------------------------------------------------------------------------------------------------------------
Ending Balance in the Pre-Funding Account                                                  $0.00           $0.00        $0.00
------------------------------------------------------------------------------------------------------------------------------




